Exhibit 19.1


 Ford Credit Auto Owner Trust 2000-A
  Monthly Servicing Report


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
  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               9

  I. ORIGINAL DEAL PARAMETERS
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $3,000,003,021.67              212,414

  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $155,000,000.00         6.035%                     July 17, 2000
   Class A-2 Notes                                                  377,000,000.00         6.217%                 December 15, 2000
   Class A-3 Notes                                                1,000,000,000.00         6.820%                     June 17, 2002
   Class A-4 Notes                                                  975,000,000.00         7.090%                 November 17, 2003
   Class A-5 Notes                                                  171,480,000.00         7.190%                    March 15, 2004
   Class B Notes                                                     99,200,000.00         7.370%                     July 15, 2004
   Class C Certificates                                              56,690,000.00         7.750%                September 15, 2004
   Class D Certificates                                              56,690,000.00         9.000%                     July 15, 2005
                                                                     -------------
      Total                                                      $2,891,060,000.00


  II. COLLECTIONS

  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $12,063,681.34               $23,946.47          $12,087,627.81
  Repurchased Loan Proceeds Related to                                   14,219.82                     0.00               14,219.82
                                                                         ---------                     ----               ---------
      Total                                                         $12,077,901.16               $23,946.47          $12,101,847.63

  Servicer Advances:
  Principal Advances                                                         $0.00               $13,677.24              $13,677.24
  Interest Advances                                                   2,348,913.35                 3,709.11            2,352,622.46
                                                                      ------------                 --------            ------------
      Total                                                          $2,348,913.35               $17,386.35           $2,366,299.70

  Principal:
  Principal Collections                                             $54,497,967.84              $104,280.86          $54,602,248.70
  Prepayments in Full                                                26,919,588.19                44,430.05           26,964,018.24
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        794,798.73                     0.00              794,798.73
  Payahead Draws                                                              0.00                 6,013.61                6,013.61
                                                                              ----                 --------                --------
      Total                                                         $82,212,354.76              $154,724.52          $82,367,079.28

  Liquidation Proceeds                                                                                                  $682,459.65
  Recoveries from Prior Month Charge-Offs                                                                                 14,574.94
                                                                                                                          ---------
      Total Principal Collections                                                                                    $83,064,113.87

  Principal Losses for Collection Period                                                                              $1,686,738.70
  Total Regular Principal Reduction                                                                                  $84,067,495.22

  Total Collections                                                                                                  $97,532,261.20

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  Total Collections                                                                                                  $97,532,261.20
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
                                                                                                                               ----
      Total                                                                                                          $97,532,261.20

  Ford Credit Auto Owner Trust 2000-A
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               9

  IV. DISTRIBUTIONS

  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $1,886,990.38        $1,886,990.38                $0.00
   Amount per $1,000 of Original Balance               0.65                 0.65                 0.00

                                                                                                                          Change in
  Noteholders Interest:                Amount Due         Amount Paid            Shortfall Carryover Shortfall  Carryover Shortfall
   Class A1 Notes                            $0.00                $0.00               $0.00                $0.00               $0.00
   Class A2 Notes                             0.00                 0.00                0.00                 0.00                0.00
   Class A3 Notes                     4,518,510.08         4,518,510.08                0.00                 0.00                0.00
   Class A4 Notes                     5,760,625.00         5,760,625.00                0.00                 0.00                0.00
   Class A5 Notes                     1,027,451.00         1,027,451.00                0.00                 0.00                0.00
   Class B Notes                        609,253.33           609,253.33                0.00                 0.00                0.00
                                        ----------           ----------                ----                 ----                ----
      Total                         $11,915,839.41       $11,915,839.41               $0.00                $0.00               $0.00

  Certificateholders
   Class C Certificates                $366,122.92          $366,122.92               $0.00                $0.00               $0.00
   Class D Certificates                 425,175.00           425,175.00                0.00                 0.00                0.00
                                        ----------           ----------                ----                 ----                ----
      Total                            $791,297.92          $791,297.92               $0.00                $0.00               $0.00

  Interest
  Total Note and Certificate        $12,707,137.33       $12,707,137.33               $0.00                $0.00               $0.00

  Total Available for Principal Distribution    $82,938,133.49

  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Regular Principal Distribution Amount     90,186,041.07
                                             -------------
      Principal Distribution Amount         $90,186,041.07

  Noteholder Principal
   Class A1 Notes                                                 $0.00
   Class A2 Notes                                                  0.00
   Class A3 Notes                                         82,938,133.49
   Class A4 Notes                                                  0.00
   Class A5 Notes                                                  0.00
   Class B Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                          $82,938,133.49

  Certificateholder Principal
   Class C Certificates                                           $0.00
   Class D Certificates                                            0.00
                                                                   ----
      Total Certificate Principal Paid                            $0.00

  Total Note and Certificate Principal                   $82,938,133.49

  Collections Released to Servicer                                $0.00

  Total Available for                       $97,532,261.20
  Total Distribution (incl. Servicing Fee)  $97,532,261.20

  Ford Credit Auto Owner Trust 2000-A
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               9

  V. DISTRIBUTION PER $1,000 OF ORIGINAL
                                                           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                                $0.00                   $0.00                    $0.00
  Class A2 Notes                                                 0.00                    0.00                     0.00
  Class A3 Notes                                                82.94                    4.52                    87.46
  Class A4 Notes                                                 0.00                    5.91                     5.91
  Class A5 Notes                                                 0.00                    5.99                     5.99
  Class B Notes                                                  0.00                    6.14                     6.14
                                                                 ----                    ----                     ----
      Total Notes                                              $29.86                   $4.29                   $34.15

  Class C Certificates                                          $0.00                   $6.46                    $6.46
  Class D Certificates                                           0.00                    7.50                     7.50
                                                                 ----                    ----                     ----
      Total Certificates                                        $0.00                   $6.98                    $6.98

  Total Notes and Certificates:                                $28.69                   $4.40                   $33.08

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
                                                 Beginning of Period                                 End of Period
                                                    Balance       Pool Factor                       Balance        Pool Factor
  Aggregate Balance of Notes               $2,040,725,762.06       0.7346871                $1,957,787,628.57       0.7048284
  Class A1 Notes                                        0.00       0.0000000                             0.00       0.0000000
  Class A2 Notes                                        0.00       0.0000000                             0.00       0.0000000
  Class A3 Notes                              795,045,762.06       0.7950458                   712,107,628.57       0.7121076
  Class A4 Notes                              975,000,000.00       1.0000000                   975,000,000.00       1.0000000
  Class A5 Notes                              171,480,000.00       1.0000000                   171,480,000.00       1.0000000
  Class B Notes                                99,200,000.00       1.0000000                    99,200,000.00       1.0000000
  Class C Certificates                         56,690,000.00       1.0000000                    56,690,000.00       1.0000000
  Class D Certificates                         56,690,000.00       1.0000000                    56,690,000.00       1.0000000
                                               -------------       ---------                    -------------       ---------
     Total                                 $2,154,105,762.06       0.7450920                $2,071,167,628.57       0.7164042


  Portfolio Information
  Weighted Average Coupon (WAC)                         7.64%                                           7.65%
  Weighted Average Remaining Maturity                   39.35                                           38.47
  Remaining Number of Receivables                     187,852                                         184,958
  Portfolio Receivable Balance              $2,264,388,461.15                               $2,180,320,965.93

  VII. OVERCOLLATERALIZATION INFORMATION
  Specified Overcollateralization Amount                                                                      $6,803,194.55
  Specified Credit Enhancement Amount                                                                        $21,803,209.66
  Yield Supplement Overcollateralization Amount                                                             $109,598,050.39
  Target Level of Overcollateralization                                                                     $116,401,244.94

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  Beginning Reserve Account Balance                                                                          $15,000,015.11
  Specified Reserve Account Balance                                                                           15,000,015.11
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,000,015.11
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,000,015.11
  Change in Reserve Account Balance                                                                                   $0.00

  Ford Credit Auto Owner Trust 2000-A
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               9

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

  Liquidation Proceeds                                                                                                  $682,459.65
    Recoveries from Prior Month Charge-Offs                                                                              $14,574.94
  Total Losses for Collection Period                                                                                  $1,820,646.37
  Charge-off Rate for Collection Period                                                                                       0.60%
  Cumulative Net Losses for all Periods                                                                               $5,519,344.14


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,575                $19,395,527.00
  61-90 Days Delinquent                                                                           262                 $3,277,032.60
  91-120 Days Delinquent                                                                           90                 $1,188,064.36
  Over 120 Days Delinquent                                                                         50                   $606,471.65

  Repossesion Inventory                                                                           250                 $3,280,034.86


  Ratio of Net Losses to the Average Pool
  Second Preceding Collection Period                                                                                        0.4498%
  Preceding Collection Period                                                                                               0.7415%
  Current Collection Period                                                                                                 0.6067%
  Three Month Average                                                                                                       0.5993%

  Ratio of 60+ Delinquent Contracts to Outstanding
  Second Preceding Collection Period                                                                                        0.1705%
  Preceding Collection Period                                                                                               0.1922%
  Current Collection Period                                                                                                 0.2173%
  Three Month Average                                                                                                       0.1933%

  Ford Credit Auto Owner Trust 2000-A
  Monthly Servicing Report


  Collection Period                                                                                                  November, 2000
  Distribution Date                                                                                                        12/15/00
  Transaction Month                                                                                                               9

  Worksheet Information

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $5,646,802.29                    $59,604.93
  New Advances                                                                           2,325,515.10                     17,356.14
  Servicer Advance Recoveries                                                            1,853,462.22                      8,873.00
                                                                                         ------------                      --------
  Ending Servicer Advances                                                              $6,118,855.17                    $68,088.07

  Current Month Interest Advances for Prepaid Loans                                        $23,398.25                        $30.21

  Payahead Account
  Beginning Payahead Account Balance                                                                                     $32,305.39
  Additional Payaheads                                                                                                    52,614.96
  Payahead Draws                                                                                                          52,053.66
                                                                                                                          ---------
  Ending Payahead Account Balance                                                                                        $32,866.69


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